Exhibit 99.2

MAKE GOOD SECURITIES ESCROW AGREEMENT

THIS MAKE GOOD SECURITIES ESCROW AGREEMENT (the “Make Good Agreement”), dated as of November 2, 2010, is entered into by and among China Shuangji Cement Ltd., a Delaware corporation (the “Company”), Wise Star Capital Investments Limited (the “Buyer”), Wenji Song, an individual (the “Principal Shareholder”), and Sichenzia Ross Friedman Ference LLP with an address at 61 Broadway, 32nd Floor, New York, NY 10006 (the “Escrow Agent”).

Capitalized terms used but not defined herein shall have the meanings set forth in the Securities Purchase Agreement (as defined below).

WITNESSETH:

WHEREAS, the Buyer will be purchasing from the Company and the Company will be selling to the Buyer up to an aggregate of 1,315,790 shares of the Company’s Series A Convertible Preferred Stock, par value $0.0001 per share (“Series A Preferred Stock”), with each share of Series A Preferred Stock being initially convertible into one (1) share of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”), subject to adjustment and (ii) attached warrants to purchase up to an aggregate of 1,315,790 shares of Common Stock at $0.418 per share, for up to a total aggregate purchase price of approximately $500,000 in a private placement financing transaction (the “Financing Transaction”) pursuant to a Securities Purchase Agreement dated as of the date hereof (the “Closing Date”) by and among the Company and the Buyer (the “Securities Purchase Agreement”);

WHEREAS, as an inducement to the Buyer to enter into the Securities Purchase Agreement, the Principal Shareholder has agreed to place the Make Good Shares (as hereinafter defined) into escrow for the benefit of the Buyer in the event the Company fails to achieve the following financial performance thresholds for the 12-month periods ended December 31, 2010 (“2010”) and December 31, 2011 (“2011”):

(a)           In 2010, Income from Operations, as defined in the Securities Purchase Agreement and reported by the Company in its audited financial statements for 2010 (the “2010 financial statements”) exceeds $4,119,000 (the “2010 Performance Threshold”);

(b)           In 2011, Income from Operations, as defined in accordance with US GAAP and reported by the Company in its audited financial statements for 2011 (the “2011 financial statements”) exceeds $7,500,000 (the “2011 Performance Threshold”); and

WHEREAS, the Company, the Buyer and the Principal Shareholder have requested that the Escrow Agent hold the Make Good Shares on the terms and conditions set forth in this Agreement and the Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

ARTICLE I

TERMS OF THE ESCROW

1.1.           The parties hereby agree to establish an escrow account with the Escrow Agent whereby the Escrow Agent shall hold the Make Good Shares as contemplated by this Agreement.

1.2.           Upon the execution of this Agreement, the Principal Shareholder shall deposit or cause to be deposited 1,315,790 shares of Common Stock with the Escrow Agent (the “Make Good Shares”).

1.3.           The Company will provide the Buyer with (i) the Company’s audited financial statements for 2010, prepared in accordance with US GAAP, on or before March 31, 2011 and (ii) the Company’s audited financial statements for 2011, prepared in accordance with US GAAP, on or before March 31, 2012, so as to allow the Buyer the opportunity to evaluate whether the 2010 Performance Threshold and the 2011 Performance Threshold were attained. In the event that Buyer receives the financial information prior to its dissemination by the Company in either a press release or in the Company’s SEC Documents, as that term is defined in the Securities Purchase Agreement, the Company shall issue a press release announcing the information or file a Form 8-K within one trading day of a request by the Buyer to make such information public.

1.4.           The parties hereby agree that the Make Good Shares shall be delivered to the Buyer as set forth below:

If the Company fails to achieve the 2010 Performance Threshold or 2011 Performance Threshold for the relevant fiscal periods, the Company shall instruct the Escrow Agent to deliver such number of Make Good Shares to Buyer on a pro-rata basis, based on the following formula; provided, however, that in no event shall the number of shares to be delivered to the Buyer pursuant to this Agreement exceed 1,315,790 shares of common stock:

E	Minus	C
((A / B) x D/ 3)

For the purposes of the foregoing formula:

A = Income from Operations
B = 2010 Performance Threshold or 2011 Performance Threshold, as applicable
C = Make Good Shares
D = Purchase Price
E = Buyer’s portion of the Purchase Price

1.5           Notwithstanding the terms of Section 1.4 above, in no event shall the aggregate number of shares to be delivered to the Buyer pursuant to this Agreement exceed 1,315,790 shares of common stock.    If the Company does not achieve the 2010 Performance Threshold and delivers any Make Good Shares to the Buyer (the “2010 Make Good Shares”) pursuant to Section 1.4 above, the total number of shares available and subject to the 2011 Performance Threshold shall be the balance of the Make Good Shares remaining in escrow after delivery of the 2010 Make Good Shares (the “2011 Make Good Shares”).

1.6           The parties hereby agree that in determining the 2010 Performance Threshold and the 2011 Performance Threshold, the parties shall not take into account (and such amounts shall not be included in determining Income from Operations):

(i)           the offering and transactional costs associated with the Financing Transaction, including without limitation, legal and audit costs, registration and filing fees;

(ii)           losses the Company has suffered or reasonably calculated to have suffered as a result of a force majeure event, which shall mean (i) acts of God such as earthquakes with an intensity of more than 7.0 on the Richter scale in geographic areas where the Company derives more than 50% of its revenue, or (ii) snow storms, rainstorms, floods and other natural catastrophes of such intensity and/or duration that exceed the average monthly amount for that geographic area by more than 100% in geographic areas in which the Company derives more than 50% of its revenue;

(iii) the costs and expense incurred by the Company in 2010 and incurred in 2011 in establishing a long term incentive plan pursuant to Section 4(o) of the Securities Purchase Agreement and the grant of securities thereunder; and

(iv) any compensation expense incurred by the Company in connection with the release of any  Make Good Shares to the Principal Shareholder.

1.7           If the Company does not achieve either the 2010 Performance Threshold or the 2011 Performance Threshold, the Company shall use its commercially reasonable efforts to promptly cause the 2010 Make Good Shares or the 2011 Make Good Shares, as the case may be, to be delivered to the Buyer, including causing its transfer agent promptly to issue the certificates in the names of the Buyer and causing its securities counsel to provide any written instruction required by the Escrow Agent in a timely manner so that the issuances and delivery contemplated above can be achieved within five (5) business days after the Company files its Form 10-K with the SEC for the applicable year.  In the event that the Company does not file its Form 10-K for the year ended December 31, 2010 or 2011 with the SEC within thirty (30) days after the date that filing was required, after giving effect to any extension pursuant to Rule 12b-25 of the Exchange Act, all of the Make Good Shares shall be delivered to the Buyer.  For the avoidance of any doubt, the Escrow Agent shall not be responsible to procure written instructions from the Company to transfer the 2010 Make Good Shares or the 2011 Make Good Shares to the Buyer.

1.8           Upon the written instructions of the Company, the Escrow Agent shall deliver the 2010 Make Good Shares and the 2011 Make Good Shares, as applicable, to the Buyer or the Principal Shareholder, and shall be held harmless from any claim, loss or expense regarding such delivery regardless of whether the other provisions of this Make Good Securities Escrow Agreement are complied with or met.

1.9           The Escrow Agent shall upon the delivery of 2010 Make Good Shares and 2011 Make Good Shares to the Buyer, but in no event no later than April 15, 2012, return to the Principal Shareholder any Make Good Shares not required to be delivered to the Buyer pursuant to the terms hereof.

ARTICLE II

REPRESENTATIONS OF THE PRINCIPAL SHAREHOLDER

2.            The Principal Shareholder hereby represents and warrants to the Buyer as follows:

(i)           The Make Good Shares placed into escrow hereunder by the Principal Shareholder are validly issued, fully paid and nonassessable shares of the Company. The Principal Shareholder is the record and beneficial owner of the Make Good Shares placed into escrow pursuant to this Agreement by the Principal Shareholder and has good title to such Make Good Shares, free and clear of all pledges, liens, claims and encumbrances, except encumbrances created by this Agreement. There are no restrictions on the ability of the Principal Shareholder to transfer the Make Good Shares placed into escrow pursuant to this Agreement by the Principal Shareholder or to enter into this Agreement other than applicable federal and state securities laws. While any Make Good Shares remain in escrow, the Principal Shareholder will not pledge any Make Good Shares and will not create or permit to be created or to exist any lien, claim or encumbrance upon any Escrow Share. Upon any delivery of  Make Good Shares placed into escrow pursuant to this Agreement by the Principal Shareholder to the Buyer hereunder, the Buyer will acquire good and valid title to such  Make Good Shares, free and clear of any pledges, liens, claims and encumbrances.

(ii)           The performance of this Agreement and compliance with the provisions hereof will not violate any provision of any law applicable to the Principal Shareholder and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon, any of the properties or assets of the Principal Shareholder pursuant to the terms of the certificate of incorporation or by-laws of the Company or any indenture, mortgage, deed of trust or other agreement or instrument binding upon the Principal Shareholder or affecting the Make Good Shares. No notice to, filing with, or authorization, registration, consent or approval of any governmental authority or other person is necessary for the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby by the Principal Shareholder.

ARTICLE III

MISCELLANEOUS

3.1           The Company will pay Escrow Agent a total of $1,000 for all services rendered by Escrow Agent hereunder.

3.2           No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

3.3           All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 3.3), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable.

If to Escrow Agent:	Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor,
New York, NY 10006
Attention:	Gregory Sichenzia, Esq.
Tel No.:212-930-9700
Fax No.: 212-930-9725

If to the Company or the Principal Shareholder:

China Shuangji Cement Ltd.
221 Linglong Road, Zhaoyuan City
Shandong Province, The People’s Republic of China 712046Attention: Mr. Wenji Song
E-mail: sjcompany@yahoo.cn

Mr. Yan Qing – Secretary to the Chairman
Email:           yuechi175002@163.com

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway, 32nd Floor
New York, NY 10006
Attention:	Gregory Sichenzia, Esq.
Tel. No.: (212) 930-9700
Fax No.: (212) 930-9725

If to the Buyer:
Wise Star Capital Investment Ltd.
1301 Bank of America Tower
12 Harcourt Road
Central
Hong Kong
Attention: Mark Pajak
Phone: 44-7771-842527

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

3.4           This Escrow Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto.

3.5           This Escrow Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the  Make Good Shares, and the subject matter hereof and supersedes all prior understandings with respect to the  Make Good Shares. This Escrow Agreement is one of a series of agreements relating to the Financing Transaction, and the terms hereof shall not relate to any aspect of the Financing Transaction other than the  Make Good Shares and the escrow hereby created. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

3.6           Whenever required by the context of this Escrow Agreement, the singular shall include the plural and each gender shall include all other genders. This Escrow Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to articles of this Escrow Agreement.

3.7           The parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York, without regard to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall only be brought in a state or Federal court sitting in New York City, Borough of Manhattan.

3.8           The Escrow Agent’s duties hereunder may be altered, amended, modified or revoked only by a writing signed by the Company, the Principal Shareholder, each Buyer and the Escrow Agent.

3.9           The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith and in the absence of gross negligence, fraud and willful misconduct, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent’s attorneys-at-law shall be conclusive evidence of such good faith, in the absence of gross negligence, fraud and willful misconduct.

3.10           The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

3.11           The Escrow Agent shall not be liable in any respect on account of the identity, authorization or rights of the parties executing or delivering or purporting to execute or deliver any documents or papers deposited or called for hereunder in the absence of gross negligence, fraud and willful misconduct.

3.12           The Escrow Agent shall be entitled to employ such legal counsel and other experts as the Escrow Agent may deem necessary properly to advise the Escrow Agent in connection with the Escrow Agent’s duties hereunder, may rely upon the advice of such counsel, and may pay such counsel reasonable compensation therefor which shall be paid by the Escrow Agent. The Escrow Agent has acted as legal counsel for the Company and the Principal Shareholder and may continue to act as legal counsel for the Company and the Principal Shareholder from time to time, notwithstanding its duties as the Escrow Agent hereunder. The Buyer consents to the Escrow Agent in such capacity as legal counsel for the Company and the Principal Shareholder and waive any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Buyer understands that the Escrow Agent is relying explicitly on the foregoing provision in entering into this Escrow Agreement.

3.13           The Escrow Agent’s responsibilities as escrow agent hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Buyer. In the event of any such resignation, the Buyer and the Company shall appoint a successor Escrow Agent and the Escrow Agent shall deliver to such successor Escrow Agent any Make Good Shares and other documents held by the Escrow Agent.

3.14           If the Escrow Agent reasonably requires other or further instruments in connection with this Escrow Agreement or obligations in respect hereto, the necessary parties hereto shall join in furnishing such instruments.

3.15           It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the  Make Good Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent’s sole discretion (1) to retain in the Escrow Agent’s possession without liability to anyone all or any part of said documents or the  Make Good Shares until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment or a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (2) to deliver the  Make Good Shares and any other property and documents held by the Escrow Agent hereunder to a state or Federal court having competent subject matter jurisdiction and located in the City of New York, Borough of Manhattan, in accordance with the applicable procedure therefor.

3.16           The Company agrees to indemnify and hold harmless the Escrow Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Escrow Agent hereunder or the transactions contemplated hereby or by the Securities Purchase Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence, fraud or willful misconduct of the Escrow Agent.

[Signature Page Follows]

[SIGNATURE PAGE TO SECURITIES ESCROW AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of this 2nd day of November, 2010.

CHINA SHUANGJI CEMENT LTD.

By:	/s/ Wenji Song
Name: Wenji Song
Title: President

ESCROW AGENT:

Sichenzia Ross Friedman Ference LLP

By:	/s/ Gregory Sichenzia
Name: Gregory Sichenzia
Title: Partner

PRINCIPAL SHAREHOLDER:

Wenji Song

By:	/s/ Wenji Song

BUYER:

Wise Star Capital Investments Limited

By:	/s/ Mark Pajak
Name: Mark Pajak
Title: Managing Director